SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 23, 2016

Strategic Environmental & Energy Resources, Inc.

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-54987	02-0565834
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

751 Pine Ridge Road, Golden, Colorado 80403
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (720) 460-3522

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01

Other Events.

On May 23, 2016 Strategic Environmental & Energy Resources, Inc ("the Company or SEER") announced that that its MV Technologies, LLC (MV) subsidiary has secured a purchase order for its proprietary H2SPlus™ System to be deployed in a landfill gas recovery and processing project based in Southeast Michigan. The order has an initial value of $750,000 and the system is designed to easily accommodate future site expansion.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated May 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strategic Environmental & Energy Resources, Inc.

Date: May 23, 2016

By:	/s/ J. John Combs III
J. John Combs III Chief Executive Officer